    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 20, 1999

                                                     REGISTRATION NO. 333-
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                    FORM S-1
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                      INSIGHT COMMUNICATIONS COMPANY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                                    4841                                   13-4053502
    (STATE OR OTHER JURISDICTION OF             (PRIMARY STANDARD INDUSTRIAL                    (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION)             CLASSIFICATION CODE NUMBER)                  IDENTIFICATION NUMBER)

                            ------------------------

                              126 EAST 56TH STREET
                            NEW YORK, NEW YORK 10022
                                 (212) 371-2266
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                            ------------------------

                                SIDNEY R. KNAFEL
                             CHAIRMAN OF THE BOARD
                      INSIGHT COMMUNICATIONS COMPANY, INC.
                              126 EAST 56TH STREET
                            NEW YORK, NEW YORK 10022
                                 (212) 371-2266
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                            ------------------------

                                   Copies to:

            ROBERT L. WINIKOFF, ESQ.                   PHILIP E. COVIELLO, ESQ.
            ELLIOT E. BRECHER, ESQ.                      MARC D. JAFFE, ESQ.
COOPERMAN LEVITT WINIKOFF LESTER & NEWMAN, P.C.            LATHAM & WATKINS
                800 THIRD AVENUE                           885 THIRD AVENUE
            NEW YORK, NEW YORK 10022                   NEW YORK, NEW YORK 10022
                (212) 688-7000                             (212) 906-1200
              FAX: (212) 755-2839                        FAX: (212) 751-4864

                            ------------------------

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this registration statement.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. / /

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. /x/ 333-78293

     If this Form is a post-effective amendment filed pursuant to Rule
462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If this Form is a post-effective amendment filed pursuant to Rule
462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. / /

     If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. / /

                            ------------------------

                        CALCULATION OF REGISTRATION FEE

                                                  PROPOSED MAXIMUM          PROPOSED
      TITLE OF EACH CLASS         AMOUNT TO BE     OFFERING PRICE      MAXIMUM AGGREGATE          AMOUNT OF
OF SECURITIES TO BE REGISTERED     REGISTERED        PER UNIT(1)       OFFERING PRICE(1)      REGISTRATION FEE
Class A Common Stock, $.01 par
value per share................     2,875,000          $24.50             $70,437,500              $19,582

(1) Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of calculating the registration fee.

                            ------------------------

     THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT OF 1933.
--------------------------------------------------------------------------------
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
               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The information in the Registration Statement on Form S-1 filed by Insight Communications Company, Inc. with the Securities and Exchange Commission (File No. 333-78293) pursuant to the Securities Act of 1933, as amended, and declared effective on July 20, 1999 is incorporated by reference into this Registration Statement.

                                    PART II
                     INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

     (A) EXHIBITS

     All exhibits filed with or incorporated by reference in Registration Statement No. 333-78293 are incorporated by reference into, and shall be deemed part of, this registration statement, except for the following, which are filed herewith.

EXHIBIT
NUMBER    DESCRIPTION
-------   ----------------------------------------------------------------------
  5.1     -- Opinion of Cooperman Levitt Winikoff Lester & Newman, P.C.,
             including consent
 23.1     -- Consent of Ernst & Young LLP
 23.2     -- Consents of KPMG LLP
 23.3     -- Consent of PricewaterhouseCoopers LLP
 23.4     -- Consent of Arthur Andersen LLP
 23.5     -- Consent of Cooperman Levitt Winikoff Lester & Newman, P.C.
             (included in Exhibit 5.1)

     (B) FINANCIAL STATEMENT SCHEDULES

     Not applicable.

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF NEW YORK, STATE OF NEW YORK, ON THE 20TH DAY OF JULY, 1999.

                                          INSIGHT COMMUNICATIONS COMPANY, INC.

                                          By: /s/ MICHAEL S. WILLNER
                                             ----------------------------------
                                                   Michael S. Willner
                                                       President

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED:

        SIGNATURE            TITLE            DATE
--------------------------   ----------       -------------
/s/ SIDNEY R. KNAFEL         Chairman         July 20, 1999
--------------------------   of the
    Sidney R. Knafel         Board


/s/ MICHAEL S. WILLNER       President,       July 20, 1999
--------------------------   Chief
    Michael S. Willner       Executive
                             Officer
                             and
                             Director
                             (Principal
                             Executive
                             Officer)

/s/ KIM D. KELLY             Executive        July 20, 1999
--------------------------   Vice
    Kim D. Kelly             President,
                             Chief
                             Financial
                             and
                             Operating
                             Officer
                             and
                             Director
                             (Principal
                             Financial
                             and
                             Accounting
                             Officer)

                                      II-2